Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report of Griffin Capital Essential Asset REIT, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2015 as filed with the Securities and Exchange Commission (the “Periodic Report”), I, Joseph E. Miller, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	the Periodic Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 15, 2016	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer (Principal Financial Officer)